UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 28, 2020
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36160	45-2433192
Delaware	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices, and Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BRX	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Brixmor Property Group Inc. Yes ☐ No ☑              Brixmor Operating Partnership LP Yes ☐ No ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brixmor Property Group Inc. ☐                      Brixmor Operating Partnership LP ☐

Item 1.01	Entry into a Material Definitive Agreement.

Brixmor Operating Partnership LP (the “Operating Partnership”), an indirect subsidiary of Brixmor Property Group Inc. (the “Company”), is currently party to: (i) a Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 12, 2018, by and among the Operating Partnership, as borrower, JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), and the lenders party thereto (the “Revolving Credit and Term Loan Agreement”); (ii) an Amended and Restated Term Loan Agreement, dated as of December 12, 2018, by and among the Operating Partnership, as borrower, JPMorgan, as administrative agent, and the lenders party thereto (the “2018 Term Loan Agreement”); and (iii) a Term Loan Agreement, dated as of July 28, 2017, by and among the Operating Partnership, as borrower, Wells Fargo Bank, National Association, as administrative agent (“Wells Fargo”), and the lenders party thereto, as amended by Amendment No. 1 to the Term Loan Agreement, dated as of December 12, 2018 (as so amended, the “2017 Term Loan Agreement” and, together with the Revolving Credit and Term Loan Agreement and the 2018 Term Loan Agreement, the “Credit Agreements”).

On April 29, 2020, the Operating Partnership entered into: (i) an amendment to the Revolving Credit and Term Loan Agreement, by and among the Operating Partnership, JPMorgan and the lenders party thereto (the “Revolving Credit and Term Loan Amendment”); (ii) an amendment to the 2018 Term Loan Agreement, by and among the Operating Partnership, JPMorgan and the lenders party thereto (the “2018 Term Loan Amendment”); and (iii) a second amendment to the 2017 Term Loan Agreement, by and among the Operating Partnership, Wells Fargo and the lenders party thereto (the “2017 Term Loan Amendment” and, together with the Revolving Credit and Term Loan Amendment and the 2018 Term Loan Amendment, the “Amendments”).

The Amendments, among other things, modify the measurement period for certain financial covenants (and relevant associated definitions) from the prior six-month period, annualized, to the prior 12-month period, as more specifically provided in each of the Amendments. Copies of the Revolving Credit and Term Loan Amendment, the 2018 Term Loan Amendment and the 2017 Term Loan Amendment are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibits 10.1, 10.2 and 10.3.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On April 28, 2020, the Company held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2020 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Item 1 - Election of Directors
At the annual meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2021 or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
James M. Taylor Jr.	266,734,902	1,000,890	150,048	8,798,813
John G. Schreiber	265,912,610	1,824,178	149,054	8,798,811
Michael Berman	266,764,429	971,167	150,245	8,798,812
Julie Bowerman	266,766,159	974,443	145,239	8,798,812
Sheryl M. Crosland	266,762,221	978,443	145,176	8,798,813
Thomas W. Dickson	266,197,658	1,538,274	149,908	8,798,813
Daniel B. Hurwitz	265,657,323	2,078,383	150,136	8,798,811
William D. Rahm	265,521,973	2,214,709	149,159	8,798,812
Gabrielle Sulzberger	266,284,743	1,453,451	147,648	8,798,811

Item 2 - Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2020.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
276,168,807	389,253	126,593	0

Item 3 - Non-Binding Vote on Executive Compensation
The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
259,288,087	8,379,257	218,493	8,798,816

Item 4 - Non-Binding Vote on the Frequency of Future Advisory Votes on Executive Compensation
The Company’s stockholders voted, in a non-binding advisory vote, on whether a stockholder vote to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years as set forth below.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
262,155,239	49,964	5,282,240	398,389	8,798,821

In light of this vote, the Company intends to include an advisory stockholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are attached to this Current Report on Form 8-K:

10.1
Amendment No. 1 to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 29, 2020, by and among Brixmor Operating Partnership LP, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto

10.2
Amendment No. 1 to Amended and Restated Term Loan Agreement, dated as of April 29, 2020, by and among Brixmor Operating Partnership LP, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto

10.3
Amendment No. 2 to Term Loan Agreement, dated as April 29, 2020, by and among Brixmor Operating Partnership LP, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 1, 2020	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary